Exhibit 10.20

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDED AND RESTATED CONFIDENTIAL ASSIGNMENT AND LICENSE BACK

This Amended and Restated Confidential Assignment and License Back (hereinafter referred to as “Agreement”) is executed on March 14, 2018 and entered into to be effective as of December 27, 2016, between EdiZONE, LLC, a Delaware limited liability company having a place of business located at 123 E. 200 N., Alpine, UT 84004 (hereinafter referred to as “EdiZONE”) and Purple Innovation, LLC, a Delaware limited liability company (f/k/a WonderGel, LLC) also having a place of business located at 123 E. 200 N., Alpine, UT 84004 (hereinafter referred to as “Purple”). EdiZONE and Purple are affiliated companies having, as of December 27, 2016, common individuals as indirect members (hereinafter referred to as “Members”) also residing in Alpine, Utah. EdiZONE and Purple may hereafter be referred to herein as a Party or the Parties.

WHEREAS, on December 27, 2016, Members owned in equal shares the controlling interests in both EdiZONE and Purple, and accordingly EdiZONE and Purple are affiliated companies;

WHEREAS, prior to the Confidential Assignment and License Back Agreement between EdiZONE, as Assignor, and Purple, as Assignee, executed on January 16, 2017 and effective as of December 27, 2016 (the “Original Agreement”) EdiZONE was the (i) owner of record of the patent applications and issued patents (hereinafter referred to as the “Patent Properties”) listed on Schedule A attached hereto, (ii) owner of the trade secrets (hereinafter referred to as the “Trade Secret Properties”) listed on Schedule B, (iii) owner, including in some cases the owner of record, of the trademark applications and trademarks (hereinafter referred to as the “Trademark Properties”) listed in Schedule C, (iv) owner, including in one case the owner of record of the copyrights (hereinafter referred to as the “Copyright Properties”) listed on Schedule D, and (v) owner of the physical assets (hereinafter referred to as the “Tangible Properties”) listed on Schedule E (the Patent Properties, Trade Secret Properties, Trademark Properties, Copyright Properties, Tangible Properties are collectively referred to as the “Properties”);

WHEREAS, prior to the Original Agreement, Purple had been duly authorized to use much of the Properties under a license agreement with EdiZONE, which agreement was terminated by the Parties in conjunction with the Original Agreement;

WHEREAS, the Parties now desire to amend and restate the Original Agreement to provide for additional terms and conditions.

Accordingly, the parties agree as follows:

1. Original Agreement. This Agreement hereby amends and restates the Original Agreement, effective retroactively to December 27, 2016.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2. Patent Properties Assignment to Purple. EdiZONE hereby conveys and assigns to Purple, and Purple accepts, EdiZONE’s entire right, title and interest in and to the Patent Properties and the inventions disclosed therein, including all continuation, continuation-in-part and divisional applications and all continuing prosecution applications based in whole or in part on the applications or on which the applications are based in whole or in part, and including all patents, as well as reexaminations and reissues thereof resulting from the applications. This conveyance includes EdiZONE’s entire right, title and interest in and to all counterparts to the applications that have been or may be filed outside the United States, whether pursued as a patent, an inventor’s certificate, a utility model or the like, including all rights of priority based on the applications, further including all continuation, continuation-in-part and divisional applications and all continuing prosecution applications based in whole or in part on the non-U.S. counterparts, and still further including all patents, inventor’s certificates, utility models and reissues based upon or resulting from any of the non-U.S. counterparts.

3. Trade Secret Properties Assignment to Purple. EdiZONE hereby conveys and assigns to Purple, and Purple accepts, EdiZONE’s entire right, title and interest in and to the Trade Secret Properties.

4. Trademark Properties Assignment to Purple. EdiZONE hereby conveys and assigns to Purple, and Purple accepts, EdiZONE’s entire right, title and interest in and to the Trademark Properties, and all good will associated therewith, including all phonetic equivalents, for use on or in association with any types of goods or services, and including all registrations in the United States and throughout the world. For the avoidance of doubt, this conveyance includes Purple’s right to monitor and direct all others who it may authorize to use a trademark.

5. Copyright Properties Assignment to Purple. EdiZONE hereby conveys and assigns to Purple, and Purple accepts, EdiZONE’s entire right, title and interest in and to the Copyright Properties and all issuance, extensions, and renewals thereof, and any and all issuances, extensions, and renewals thereof.

6. Tangible Properties Assignment to Purple. EdiZONE hereby conveys and assigns to Purple, and Purple accepts, EdiZONE’s entire right, title and interest in and to the Tangible Properties.

7. Purple Field of Use. As used herein, the term “Purple Field of Use” shall mean the right of Purple and its assignees, licensees and sublicensees to use, make, have made, sell, offer for sale, distribute, market, import and export consumer cushions, hospitality cushions, wheelchair cushions, medical chair cushions (including, without limitation, medical chair cushions for the customer Kirton), and related items, whether for persons or animals and whether directly to consumers, through distributors or others, to institutions or institutional purchasers (including, without limitation, hotel chains), or otherwise.

8. Purple’s Rights with Respect to the Properties. Subject to the rights of EdiZONE set forth specifically herein, Purple shall have all rights of ownership and control of the Properties, including, without limitation, the right to sell, assign or otherwise transfer and to license and sublicense the Properties without requiring the consent or approval of EdiZONE. Notwithstanding the foregoing, nothing herein shall be construed to authorize Purple to take any action not permitted to be taken by EdiZONE pursuant to the Existing Contracts.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

9. License Back of Patent Properties and Trade Secret Properties to EdiZONE. Purple hereby grants to EdiZONE a license (the “EdiZONE License”) with respect to the Patent Properties and Trade Secret Properties, subject to the following terms:

a.	The EdiZONE License grants to EdiZONE, without any obligation to Purple other than as set forth in this Agreement, the exclusive right (even as to Purple) to use the Patent Properties and Trade Secret Properties to make, have made, sell, offer for sale, distribute, market, import and export products in the EdiZONE Field of Use. As used herein, the “EdiZONE Field of Use” shall mean all markets and fields other than markets and fields within the Purple Field of Use.

b.	The EdiZONE License is irrevocable, fully paid-up, and world-wide, and, subject to the provisions of (c) below, assignable and sublicensable.

c.	EdiZONE agrees that it shall not sell, assign or otherwise transfer, or license or sublicense the EdiZONE License or any rights thereunder, without the prior written consent of Purple, which consent shall not be unreasonably withheld or delayed.

10. Existing Contracts and Non-Consumer Cushion Contracts.

a.	Notwithstanding anything to the contrary herein, Purple consents and agrees that its rights within the Purple Field of Use are subject to the rights of the licensees pursuant to the contracts, agreements and licenses entered into by EdiZONE and its predecessors in interest and listed on Schedule F (“Existing Contracts”) and Purple grants EdiZONE a limited license for the Purple Field of Use solely for the purpose of enabling EdiZONE to comply with its obligations under the Existing Contracts.

b.	EdiZONE shall not, and shall not authorize any other person or entity to, extend, renew, expand the scope of the intellectual property rights licensed, grant any waiver under, compromise, or consent to any assignment or transfer of, any of the Existing Contracts (whether or not such extension, renewal, expansion of the scope of intellectual property rights, or other action is permitted or provided for under the terms of any Existing Contracts, but not if the terms of any Existing Contract require such extension, renewal or other action under the circumstances). To the extent that any Existing Contract within the Purple Field of Use is automatically renewable unless terminated by EdiZONE, EdiZONE shall be obligated to terminate such Existing Contract at the earliest possible date following the date hereof. In addition, (i) in the event that the counterparty to any Existing Contract within the Purple Field of Use shall breach any of the terms thereof, under circumstances giving EdiZONE the right to terminate the Existing Contract, EdiZONE shall terminate such Existing Contract as promptly as practicable, in accordance with the terms of the Existing Contract, and (ii) EdiZONE shall not, at any time, enter into any new agreement, arrangement or commitment with any person or entity with respect to the Patent Properties or Trade Secret Properties or products made using or embodying the same within the Purple Field of Use. The rights of EdiZONE set forth in this Section shall expire to the extent and at such time as each of the Existing Contracts set forth in Schedule F expires or terminates. Notwithstanding anything herein to the contrary, nothing herein shall require EdiZONE to breach any Existing Contract.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

c.	In consideration for the assignment of the Properties and the other obligations of EdiZONE pursuant hereto, Purple agrees that it shall not engage in any business activity which would cause EdiZONE to be in breach of any Existing Contract by reason of Purple’s activity.

d.	Notwithstanding anything to the contrary herein, Purple consents and agrees that the rights contracts, agreements and licenses entered into by EdiZONE and listed on Schedule G (“Non-Consumer Cushion Contracts”) shall not be deemed to be within the Purple Field of Use. EdiZONE shall not, and shall not authorize, extend or expand the scope of any of the Non-Consumer Cushion Contracts to authorize any person or entity to engage in any activity within the Purple Field of Use.

11. EdiZONE Restrictive Covenant. In consideration for the EdiZONE License and the other obligations of Purple pursuant hereto, EdiZONE agrees that it shall not engage or otherwise cause any other person or entity to anywhere in the world, directly or indirectly, to engage in any business activity within the Purple Field of Use, including, without limitation, developing or assisting in the development of any patents, trade secrets or other intellectual property competitive with the intellectual property used in products within the Purple Field of Use.

12. Enforcement of Intellectual Property Rights.

a.	EdiZONE shall have an affirmative duty to monitor the compliance of its contractual assignees, licensees or sublicensees that may infringe upon or otherwise affect the Patent Properties, Trade Secret Properties or Purple’s other rights hereunder, in a commercially reasonable manner, in accordance with past vigilant practices.

b.	If (a) either Party has knowledge of any threatened, suspected, alleged, or actual infringement or misappropriation of any of the Patent Properties or any of the Trade Secret Properties or (b) a third party alleges that any of the Patent Properties is invalid or unenforceable, or claims that a licensed product, or its use, development, manufacture, or sale infringes such third party's intellectual property rights, then in either such case the Party possessing such knowledge or such awareness of such allegations shall promptly provide written notice as soon as practicable to the other Party and provide it with all details of such infringement, misappropriation or claim, as applicable, that are known to such Party.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

c.	The Parties recognize that it may be in the best interest of both Parties to cooperate in any settlement discussions relating to any threatened, suspected, alleged, or actual infringement or misappropriation of any of the Patent Properties or Trade Secret Properties, and the Parties agree to negotiate in good faith concerning such cooperation for thirty (30) days following notification of such infringement or threat (the “Notice” and the date of such Notice, the “Notice Date”). The negotiation shall include such items as the sharing of costs and the sharing of awards or settlement payments.

d.	In the event that the Parties are unable to reach an agreement (to their mutual satisfaction) regarding cooperation pursuant to Section 12.c. above within thirty (30) days after the Notice Date, or such other period as they may agree, Purple may, in its sole discretion and at its own expense, take any action that it deems appropriate (including no action) concerning such suspected infringement of or threat to any Patent Properties or Trade Secret Properties including, without limitation, the right to enforce the Patent Properties or Trade Secret Properties against third parties and any Patent Properties and Trade Secret Properties which are licensed to EdiZONE in this Agreement but are within the Purple Field of Use. To the extent practicable, Purple shall provide EdiZONE with reasonable notice with respect to any such proceedings or actions. If Purple receives any monetary recovery from such suspected infringer, Purple may use and dispose of such monetary recovery as it deems appropriate.

e.	If Purple has not taken any action with respect to a matter brought to Purple’s attention by Notice within one hundred and twenty (120) days after the Notice Date, EdiZONE may, subject to Purple’s approval, which may not be unreasonably withheld or delayed, and at EdiZONE’s own expense, take any action against third parties referred to in the Notice that it deems appropriate concerning such suspected infringement of or threat to any Patent Properties or Trade Secret Properties which are licensed to EdiZONE in this Agreement and are within the EdiZONE Field of Use. If EdiZONE receives any monetary recovery from such suspected infringer, EdiZONE may use and dispose of such monetary recovery as it deems appropriate.

f.	To the extent it is necessary for EdiZONE or Purple to be joined in any enforcement proceeding or action commenced by the other Party, EdiZONE or Purple, as the case may be, agrees to voluntarily join or allow the other Party to sue in its name subject to the Party commencing such proceeding or action fully indemnifying and holding harmless the other Party from any and all costs, losses, liabilities, claims or other expenses (including, without limitation, reasonable attorneys’ fees) arising from such joinder in the enforcement proceeding or action; provided, however, that no such indemnification obligation shall arise from the breach of any license or agreement by the other Party, or the wrongful act or deed of the other Party or its officers, directors, members, equityholders, agents or representatives.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

g.	In any action or proceeding, the Parties agree to cooperate with each other in all matters that relate to or affect the prosecution, validity, enforceability and protection of the Patent Properties and Trade Secret Properties.

h.	The Parties agree that Purple shall have the exclusive right to make all decisions regarding and arising out of the prosecution and related proceedings or actions involving the patentability, validity, enforceability and protection of the Patent Properties or Trade Secret Properties before any agency, court or other tribunal where such issues are raised. To the extent practicable, Purple shall provide EdiZONE with reasonable notice with respect to any such proceedings or actions. If Purple declines to take any of the foregoing protective actions with respect to the Patent Properties or Trade Secret Properties within the EdiZONE Field of Use, EdiZONE shall have the right, but not the obligation, with Purple’s prior written consent, which shall not be unreasonably withheld or delayed, to take such protective actions, at EdiZONE’s own expense.

13. Confidentiality. EdiZONE agrees to take reasonable steps to keep confidential and not disclose to any person or entity any Confidential Information (as defined below) and shall not disclose the Confidential Information to any third party without the prior written consent of Purple, in its sole discretion, except that EdiZONE may disclose the Trade Secret Properties provided that the person or entity to whom such disclosure is made enters into a confidentiality agreement in form reasonably acceptable to Purple and in which (i) Purple, as owner of the Trade Secret Properties, is expressly named as a third party beneficiary of the confidentiality agreement with the right to enforce such agreement, and (ii) except to the extent set forth in the Existing Contracts, the recipient in such confidentiality agreement agrees not to use such Trade Secret Properties or other Confidential Information in the Purple Field of Use. EdiZONE shall enforce the confidentiality provisions in all Existing Contracts. As used in this Agreement, “Confidential Information” includes any and all information, in any form, relating to the Trade Secret Property, or to EdiZONE’s or Purple’s respective businesses (including but not limited to their respective budgets, business plans, marketing plans, personnel matters, business contacts, products, processes, know-how, designs, methods, improvements, discoveries, inventions, ideas, data, programs, and other works of authorship), but shall not include any information which (i) is, without any breach of any duty of confidentiality owed to EdiZONE or Purple, in the public domain, (ii) was already known to the receiving party, provided the receiving party can produce contemporaneous documentary evidence showing such prior knowledge, (iii) is received by the receiving party independently and in good faith from a third party, provided that, to the receiving party’s knowledge, such third party is not in breach of any duty of confidentiality relative to such information; and (iv) is developed by the receiving party independently of any Confidential Information received from EdiZONE or Purple, as evidenced by documentary or other tangible evidence.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14. Excluded Properties. The Parties agree, and for the avoidance of doubt and for purposes of clarity, that the properties listed on Schedule H are not part of the Properties and are not conveyed or assigned pursuant hereto.

15. Registration; Prosecution and Defense Rights.

a.	To the extent not already recorded, at Purple's expense and as promptly as practicable after the date hereof, EdiZONE shall, EdiZONE shall file with the United States Patent and Trademark Office (“USPTO”) assignments and other documentation to effectively assign to Purple the Patent Properties and the Trademark Properties, and shall file with the United States Copyright Office (“USCO”) assignments and other documentation to effectively assign to Purple the Copyright Properties. EdiZONE authorizes the Commissioner for Patents and the Commissioner for Trademarks in the USPTO and the Register of Copyrights in the USCO, and officials of any corresponding entities or agencies in any other jurisdictions, to record and register any such assignments of the Properties. Following the date hereof, EdiZONE shall take such steps and action, and provide such cooperation and assistance to Purple and its successors, assigns and legal representatives, as may be necessary to effect, evidence, or perfect the assignment of the Properties to Purple and its successors and assigns, including the execution and delivery of any affidavits, declarations, oaths, exhibits, assignments, powers of attorney, or other documents.

b.	EdiZONE hereby grants to Purple, and Purple accepts, the right to prosecute (such term including filing of a patent application or trademark or copyright registration application) and defend the applications for patents, trademarks and copyright and all related patents, trademarks and copyrights assigned or licensed to Purple in this Agreement, including without limitation any opposition proceedings, reissue applications, reexaminations, and nullity or invalidity proceedings. EdiZONE authorizes all governmental bodies having the power to issue patents, reissues, inventor’s certificates or utility models to issue a patent, reissue, inventor’s certificate or utility model based on the patent applications or to register any trademark or copyright based on any trademark or copyright applications, or any related applications as described above, in the name of Purple.

16. Further Assurances. EdiZONE agrees upon request and without further consideration, except for the reimbursement of its reasonable costs: (a) to assist Purple in prosecuting any existing application in the Patent Properties, Trademark Properties or Copyright Properties and all related applications as described above, as well as opposition proceedings, reissue applications, reexaminations, and nullity or invalidity proceedings, (b) to provide Purple with information concerning any of the Properties to enable Purple to obtain, secure and protect the rights granted under this Agreement; (c) to sign papers, take oaths and testify in legal proceedings to enable Purple to obtain, secure and protect the rights granted under this Agreement; and (d) to perform all acts reasonably necessary to enable Purple to obtain, secure and protect the rights granted under this Agreement. EdiZONE expressly agrees, without limiting the foregoing, to execute at Purple’s expense separate assignment agreements as may be deemed necessary or appropriate by Purple for filing with the USPTO or any other governmental entity or authority.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17. Warranties and Covenants.

a.	Except as specifically set forth herein, EdiZONE makes no representation or warranty with respect to its title to the Properties.

b.	EdiZONE represents and warrants to Purple that its assignment of the Properties to Purple pursuant hereto does not breach (i) the operating agreement or any other governing document of EdiZONE, or (ii) any law rule or regulation, or any governmental or administrative order, directive, decree applicable to EdiZONE or its properties or business; or (iii) contract, agreement, license or sublicense to which EdiZONE is a party or pursuant to which it or any of its assets or properties is subject or bound.

c.	EdiZONE further represents and warrants to Purple that no assignment, grant, mortgage, license or other agreement or encumbrance affecting the Properties has been made or entered into by EdiZONE, except as set forth on Schedules F and G hereto and that, except as set forth in such Schedules, the full right to convey the Properties is possessed by the EdiZONE, except that some of the patents on Schedule A are the result of assignments from Stryker’s predecessor-in-interest, Gaymar Industries.

18. Limitation to Warranties. The Properties conveyed hereunder are transferred and assigned “as is” and without any warranties not expressed herein, expressly excluding but not limited to warranties that the Properties are safe or will meet Purple’s needs and intended use or purposes or are fit for a particular purpose, merchantable, in good repair or without defects. In addition, no representation is made herein that any of the inventions is patentable, that the trademarks are registrable, that the trade secrets are unknown by others or not in the public domain, or that the intangible properties are valid or enforceable against third parties.

19. Indemnification. Each of the Parties hereto agrees to indemnify and hold harmless the other Party from any and all costs, losses, liabilities, claims and other expenses (including, without limitation, reasonable attorneys’ fees) related to, or arising out of (i) the breach by such Party of any of the representations, warranties or covenants set forth herein, or (ii) the use at any time by such Party or its licensees of the Properties.

20. Assignability; Binding Effect. EdiZONE may not assign the license back rights granted to it under this Agreement in whole or in part without the prior written consent of Purple, which shall not be unreasonably withheld or delayed. Purple may assign the Patent Properties, Copyright Properties, Trademark Properties, Trade Secret Properties, Tangible Properties, subject to the terms hereof and the Existing Contracts, without the express written consent of EdiZONE. This Agreement shall be binding upon the Parties and upon their respective successors and permitted assigns, including, without limitation, any transferee of any of the Properties as permitted by the terms hereof.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

21. Consideration. Each Party acknowledges that the other Party has provided, and it has received, valuable consideration sufficient and adequate for the rights granted to it under this Agreement, and for the benefit of the Parties’ respective Members.

22. Controlling Law and Jurisdiction. This Agreement shall be construed in accordance with the law of the State of Utah applicable to agreements that are executed and fully performed therein. The Parties agree that the courts of the State of Utah and the United States District Courts therein shall have exclusive jurisdiction of any action or proceeding arising out of or related to this Agreement, without consideration of the applicable laws pertaining to conflict of laws.

23. Dispute Resolution. The Parties agree that should any dispute arise out of or relate to this Agreement or the breach thereof, which dispute the Parties cannot settle among themselves, the dispute shall be submitted to nonbinding mediation as a condition precedent to the commencement of any action at law or in equity. The mediation will be held in Salt Lake City, State of Utah, and shall be conducted in accordance with the mediation rules then applicable of the mediation service mutually agreed to by the Parties at that time (the “Service”). The aggrieved Party shall send written notice (“Notice”) to the other Party who within five (5) business days shall provide a list of acceptable mediation services and its response to the substance of the request. The Parties shall cooperate with the Service so that the matter can be expeditiously submitted for resolution proceedings. The Parties shall share the cost of the mediation equally. Unless otherwise agreed, and except as may be necessary to enforce payment of attorneys’ fees by a non-cooperating Party, all proceeds and submissions of the mediation shall be confidential and shall not be used for any purpose other than in the mediation proceedings. In the event that the Parties are unable to agree upon a Service within ten (10) business days after the aggrieved Party shall send the Notice to the other party, or in the event that the matter is not fully resolved within thirty (30) days from the date of the Notice, either Party shall be free to commence an action at law or in equity in any federal or state court having jurisdiction thereof, in accordance with the provisions of Section 22 hereof.

24. Attorneys’ Fees and Costs. The prevailing party in any proceeding or action brought by one Party to this Agreement against the other Party, and which relates to this Agreement, shall be entitled to recover from the other Party its reasonable attorneys’ fees and costs. The payment of attorneys’ fees and costs shall be included in all indemnification obligations herein.

25. Severability. If any provision of this Agreement is determined to be invalid or unenforceable, it shall be amended by the Parties consistent with the intent of this Agreement to the narrowest extent possible to render that provision valid and enforceable or, if necessary, removed from this Agreement, and shall not affect the validity and enforceability of the other provisions of this Agreement.

26. Amendment and Integration. This Agreement constitutes the entire agreement among the Parties hereto and may not be amended or modified without the prior consent of the other Party, given in writing. This Agreement supersedes all prior agreements and understandings among the Parties with respect to the subject matter hereof; provided, however, that, for the avoidance of doubt, the March 3, 2017 Confirmatory Assignment (regarding patents) and Confirmatory Assignment (regarding trademarks), entered into for filing with the United State Patent and Trademark Office, the March 3, 2017 Exclusive License Agreement (regarding trademarks not yet assignable) and the April 11, 2017 Assignment, are agreed to continue to be in full force and effect notwithstanding this Agreement that is dated to be effective prior to those agreements.

(signatures on next page)

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EdiZONE, LLC

	/s/ Terry Pearce	March 14, 2018
By:	Terry Pearce	Date
Title:	Manager

Purple Innovation, LLC

	/s/ Casey McGarvey	March 14, 2018
By:	Casey McGarvey	Date
Title:	General Counsel

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule A - Patents

	Country	Title	Serial No./Patent No.
1	U.S.	ELASTOMERIC PODALIC PADS	6,187,837
2	U.S.	GELATINOUS ELASTOMER	6,797,765
3	U.S.	MULTI-WALLED GELASTIC MATERIAL*	7,730,566
4	U.S.	MULTI-WALLED GELASTIC MATERIAL*	7,823,233
5	U.S.	MULTI-WALLED GELASTIC MATERIAL*	7,823,234
6	U.S.	MULTI-WALLED GELASTIC MATERIAL*	7,827,636
7	U.S.	GEL WITH WIDE DISTRIBUTION OF MW IN MID-BLOCK	7,964,664
8	U.S.	MULTI-WALLED GELASTIC MATTRESS SYSTEM*	8,607,387
9	U.S.	CUSHIONING ELEMENTS COMPRISING BUCKLING WALLS AND METHODS OF FORMING SUCH CUSHIONING ELEMENTS	8,919,750
10	U.S.	PORTABLE CUSHIONS INCLUDING DEFORMABLE WALL MEMBERS, AND RELATED METHODS	9,051,169
11	U.S.	SMALL FOOTPRINT APPARATUS, METHOD, AND TOOLING FOR MOLDING LARGE THERMOPLASTIC PARTS	9,446,542
12	U.S.	GELASTIC MATERIAL HAVING VARIABLE OR SAME HARDNESS AND BALANCE, INDEPENDENT BUCKLING IN A MATTRESS SYSTEM*	12/410,954
13	U.S.	CUSHIONS COMPRISING A NON-SLIP ELASTOMERIC CUSHIONING ELEMENT	15/058,637
14	U.S.	MATTRESSES AND MATTRESS TOPPERS INCLUDING KNITTED FABRIC, AND RELATED METHODS	15/062,621
15	U.S.	CUSHIONS INCLUDING A COATED ELASTOMERIC CUSHIONING ELEMENT AND RELATED METHODS	15/062,674
16	U.S.	ELASTOMERIC CUSHION MEMBERS INCLUDING PERFORATED SKINS AND RELATED METHODS	15/062,847

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Country	Title	Serial No./Patent No.
17	U.S.	BAG FOR SHIPPING A CUSHION AND RELATED METHODS	15/063,114
18	U.S.	CUSHION COVER WITH INTEGRALLY KNIT, HIGH-RELIEF GRAPHIC FEATURE AND CUSHIONS EMPLOYING SUCH CUSHION COVERS	15/063,143
19	U.S.	MATTRESS TOPPERS, AIR TABLES FOR MAKING MATTRESS TOPPERS, AND RELATED METHODS	15/063,192
20	U.S.	PACKAGED MATTRESS CUSHION	29/557,162
21	U.S.	MATTRESS CUSHION	29/557,601
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]
28	U.S.	CUSHION COMPRISING GEL SPRINGS (TUBEGELTM)	8,434,748
29	U.S.	GELATINOUS COMPOSITE ARTICLE AND CONSTRUCTION*	6,099,951
30	U.S.	GELASTIC HEEL CARE DEVICE AND METHOD*	6,200,284
31	U.S.	GELATINOUS COMPOSITE ARTICLE AND CONSTRUCTION*	6,447,865
32	U.S.	SUPPORTED HYPO/HYPERTHERMIA PAD*	6,606,754
33	U.S.	GELATINOUS COMPOSITE ARTICLE AND CONSTRUCTION*	6,767,621
34	U.S.	METHOD OF MAKING A GELATINOUS COMPOSITE*	6,843,873
35	U.S.	SUPPORTED HYPO/HYPERTHERMIA PAD*	6,871,365
36	U.S.	SCREED MOLD METHOD	7,666,341
37	U.S.	ALTERNATING PATTERN GEL CUSHION ELEMENTS AND RELATED METHODS (XOGELTM)	8,075,981

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Country	Title	Serial No./Patent No.
38	U.S.	RIBBED GEL (X-GEL)	8,424,137
39	U.S.	CUSHIONS COMPRISING CORE STRUCTURES AND RELATED METHODS (GEL CORETM)	8,628,067
40	U.S.	GEL PUTTIES ... (FLOWZTM)	9,315,648
41	U.S.	CUSHIONING ELEMENTS COMPROMISING ELASTOMERIC (QoolTM)	8,784,982
42	U.S.	CUSHIONS COMPRISING DEFORMABLE MEMBERS and Related Methods (Pocketed GelTM)	8,932,692
43	U.S.	BREATHABLE GEL (BreatheTM)	13/420,999

Other: Any and all foreign national patents which may be issued covering what is claimed in the above-listed patents and patent applications, and the applicable claims of any and all reissued patents, reexamined patents, corrected patents and continuation patents based on any of them, not limited to the following:

45	CA	PACKAGED MATTRESS CUSHION	169908
46	CA	MATTRESS CUSHION	169909
47	CA	MULTI-WALLED GELASTIC MATERIAL*	2,610,549
48	AU	PACKAGED MATTRESS CUSHION	201614284
49	AU	MATTRESS CUSHION	201614795
50	CN	PACKAGED MATTRESS CUSHION	20163046279.7
51	CN	MATTRESS CUSHION	201630427017.5
52	EU	MULTI-WALLED GELASTIC MATERIAL*	EP2,623,081
53	EU	MULTI-WALLED GELASTIC MATERIAL*	EP1,935,388
54	WO	MULTI-WALLED GELASTIC MATTRESS SYSTEM*	PCT/US11/48431
55	CA	CUSHIONING ELEMENTS COMPRISING ELASTOMERIC MATERIAL AND METHODS OF FORMING SAME	2,834,087

* These patents and applications are assigned by Stryker’s predecessor-in-interest, Gaymar Industries, and they are included in this transfer solely to the extent of the rights held by EdiZONE as stated therein.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule B – Trade Secrets

(CONFIDENTIAL)

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Other: Any and all other trade secrets currently known by EdiZONE at this time to fully practice the inventions in the patents and patent applications listed in Schedule A provided such trade secrets are owned by EdiZONE at the time of this Agreement and to the extent such assignment is not prohibited by other agreement.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule C - Trademarks

U.S. common law, federal and state trademark and service mark rights and all foreign trademark and service mark rights to the marks:

	Country	Mark	Serial No./ Reg. No.
1	U.S.	WONDERGEL	4,060,026
2		WONDERGEL ORIGINAL
3		WONDERGEL EXTREME
4		DOUBLEGEL
5		DOUBLEGEL PLUS
6		DOUBLEGEL ULTRA
7		ROLL N’ GO
8		FOLD N’ GO
9	U.S.	PURPLE	5,005,282
10	NZ	PURPLE	1290946
11	EU	PURPLE	1290946
12	CN	PURPLE	1290946
13	AU	PURPLE	1290946
14	CA	PURPLE	1,760,844
15		PURPLE BED
16		PURPLE TOP
17		PURPLE PILLOW
18		PORTABLE PURPLE
19		EVERYWHERE PURPLE
20		SIMPLY PURPLE
21		LITE PURPLE
22		ROYAL PURPLE
23		DOUBLE PURPLE
24		DEEP PURPLE
25		ULTIMATE PURPLE
26		PURPLE BACK
27	U.S.	EQUAPRESSURE	4,060,095
28	U.S.	EQUAGEL	4,060,027
29		EQUAGEL STRAIGHT COMFORT
30		EQUAGEL GENERAL
31		EQUAGEL PROTECTOR
32		EQUAGEL ADJUSTABLE
33	U.S.	TOSS-IT	4,063,431
34	U.S.	PURPLE – Color Mark (mattress)	87195495
35	U.S.	PURPLE – Color Mark (cushion)	87195482

Other: All variations of the above.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule D – Copyrights

All copyright to past and present versions of www.onpurple.com, www.equapressure.com, www.wondergel.com, logos, graphics, videos and any and all other marketing and promotional materials promoting WonderGel, LLC’s and EquaPressure, LLC’s products provided such copyright is owned by EdiZONE at the time of this Agreement and to the extent such assignment is not prohibited by other agreement.

Registration Number: TX0008174016

Date: 2015-05-22

Application Title: About WonderGel.

Title: About WonderGel.

Description: Electronic file (eService)

Copyright Claimant: WonderGel, LLC.

Date of Creation: 2011

Date of Publication: 2011-12-01

Nation of First Publication: United States Authorship on Application: WonderGel, LLC, employer for hire; Domicile: United States; Citizenship: United States. Authorship: text. Rights and Permissions: Casey K. McGarvey, WonderGel, LLC, 123 East 200 North, Alpine, UT, 84004, United States, (801) 936-1039, (801) 756-2600, casey@edizone.com

Copyright Note: C.O. correspondence. Names: WonderGel, LLC

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule E – Tangible Assets

For Making Mattresses:

Stainless oil tank that was part of original building purchase

Black poly oil tank

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Blue Cement Mixer and Associated Scales

White cement mixer (new) no motor yet

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Mattress Max 1 (in use)

Mattress Max top mold (in use)

Mattress Max bottom mold (in use)

Mattress Max 3.5" top mold (for Purple Plus future product)

Mattress Max 3.5" bottom mold (for Purple Plus future product)

Purple trimming/inspecting tables

Large roll-fed plastic grinder

2 Powdering and/or Powder-Removal machines

Large scrimming system

Loss in Weight Feeders for Mattress Max 1, being installed

Adhesive lamination machine

Lamination tamper

Mattress conveyer system with 90 degree transfer

Sock stuffer with two sewing heads

Flipper for sock stuffer

Cover-installing table

2 mattress roll packing machines (from China)

C3 roll packing machine

I-pads for station data input

Pallet jacks currently used for mattress production

Hand trucks currently used for mattress production

Pallet racks containing actively used Purple Bed inventory

Mattress Max 2 (being manufactured by Central Valley Machine, Logan, UT)

Mattress Max 3 (being manufactured in China)

Mattress Max 4 (being manufactured in China)

Forklift for Purple West (ordered)

Yellow Stand-Up Forklift

Mold Top for Max 2 (built at Alpine)

Mold Bottom for Max 2 (built at Alpine)

Mold Top for Max 3 (being built in China)

Mold Bottom for Max 3 (being built in China)

Mold Top for Max 4 (being built in China)

Mold Bottom for Max 4 (being built in China)

4 Extruders (one complete and shipped, others being built in China)

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Bag stuffer custom made for C3 roll packer

C3 roll packing machine for Mattress Max 2 (ordered)

C3 glue lamination machine with tamper for Max 2 (ordered)

For Making Seat/Back Cushions and Pillows:

Mold for Protector wheelchair cushion that is also used for the Ultimate Purple

All other production seat cushion molds

Lumbar cushion molds

MUD Molds

Pillow Mold

3"x3" sample Mold (with free rights of use by EdiZONE, LLC on occasion)

Keychain Mold

2 medium cement mixers and assoc. scales

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19 Assembly tables with associated chairs and shelves

Pallet racks containing actively used Purple Seat/Lumbar/Pillow Inventory

2 Small-size Cement Mixers and Assoc. Scales

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1 MUD mold base

Injection mold for Basic wheelchair cushion (note that a Purple cushion called Slimline was considered out of this mold, but is not currently in the Purple product line)

Injection mold for Straight Comfort wheelchair cushion

Injection mold for Slimline wheelchair cushion

Injection mold for General wheelchair cushion

Injection mold for Protector wheelchair cushion

Injection mold for Adjustable wheelchair cushion

Injection mold for Insert for Adjustable wheelchair cushion

Injection mold for Kirton / PostureWorks parts

1 non-mattress-size scrim press and associated fixtures

6 packaging tables with associated chairs and shelves

Misc. fixturing for EquaPressure production

Pallet racks containing actively used EquaPressure inventory

Small green Rapid plastic grinder

EquaPressure assembly office furnishings, computers, equipment, etc.

For Making Toppers:

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Other:

All assets not listed above which are at the time of this Agreement used to make Purple products (including former WonderGel Products and former EquaPressure products), including but not limited to assets listed below (except for those listed on Schedule H)

All machine shop equipment, tooling, fixtures, materials, etc. including but not limited to all CNC mills, 2 EDM machines, manual mills, lathes, welders, cutters, saws, bits, heads, blades, hand and power tools, cutting mills, attachments, accessories, 4th-axis (rotary), 90 deg saw blade heads, shelving, office furnishings, computers, software (all stations of Solidworks and CNC programming software, CAD, etc.), drill presses, grinders, work tables, compressers, etc.)

All fabrication shop equipment, tooling, fixtures, welders, materials, etc.

Blue forklifts (one large, one small)

Forklift charger/starter

Office furniture and accessories bought by Purple in 2016

Computers and associated peripherals/networks bought by Purple in 2016

Office and Janitorial Supplies bought by Purple in 2016

Software bought by Purple in 2016

Phone system components bought by Purple in 2016

Other phone system components

Purple signage and décor (interior and exterior)

All other office furniture and accessories, computers and associated peripherals/networks

Office supplies

Janitorial supplies

Software

Phone system and components

Signage and décor

RF Welding

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Medium blue plastic grinder

2 dryer-feeders

Any other scrim equipment besides the in-use mattress-size scrimmer and 1 non-mattress-size scrim presses and associated fixtures

Pallet racks with other than active Purple and EquaPressure inventory

Reception area furnishings, computer, FAX, etc.

Casey McGarvey's home office furnishings, computers and peripherals, etc.

To the extent items listed in this Schedule E were purchased by Purple or its predecessors, they are included on this Schedule E only for avoidance of doubt.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule F – License Agreements (Consumer Cushion Products)

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule G – Agreements (Non-Consumer Cushion Products)

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule H – IP Excluded from Assignment to Purple

Patents:

	Country	Title	Serial No./Patent No.
1	U.S.	BIAXIALLY STRETCHED POLYESTER AS A PHOTO-RECEPTIVE LAYER	6,890,883
2	U.S.	COLOR CHANGING BALLS AND TOYS	6,905,431
3	U.S.	APPARATUS FOR HOUSING ARTIFICIAL FEATURES AND IMPROVED INTERNAL MAGNETS FOR USE IN ARTIFICIAL FEATURES	8,782,934

Trademarks:

	Country	Mark	Trademark Serial No./ Reg. No.
1		GELLYBED
2		GELLYBEAD
3		FREEGEL
4		GELCORE
5		XOGEL
6		OMEGA-GEL
7		POCKETED GEL
8	U.S.	GELSPRING	4,690,116
9		H-GEL
10		PLUSGEL
11		V-GEL
12		ISOGEL
13		THERA GEL
14		DIAGEL
15		FLAG GEL
16		ERGOGEL
17		ORTHOGEL
18		QOOLIO
19	U.S.	BREATHE	86/038,162
20		X-GEL
21		MARSHMALLOW GEL
22		FLOAM
23		FLOWZ
24	U.S.	FLOT	86/181,774
25		WHISP
26	U.S.	INTELLI-GEL	2,363,628
27	CA	INTELLI-GEL	1,647,743
28	U.S.	GELLYCOMB	75/445,798

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

	Country	Mark	Trademark Serial No./ Reg. No.
29	CA	DURAGEL	TMA893,210
30	U.S.	SOMNIGEL	85/941,228
31	U.S.	NEXGEL	4,367,826
32	U.S.	TRIBRID	4,540,419
33	U.S.	ZZZEST	4,556,871
34	Int’l	ZZZEST	1170392
35	U.S.	COMFORTZONE	86/207,934
36	U.S.	GELBEDS	86/671,335
37		INTELLI-PILLOW
38		ORTHOJUST
39		GOOZE
40		SOLUTIONS
41		SWEET MORNINGS
42		AWAKENINGS
43		DISTINCTIONS
44		SPINALGEL
45		INTEGRATED GEL THERAPY
46		ULTRA-SUPPORT FOUNDATION
47		ORIGINAL BLUE GEL
48		CROSSGEL
49		GELMAKERS
50	U.S.	SOMNIGEL	85/941,228
51	E.U.	SOMNIGEL	11842911
52	U.S.	GELASTIC	4,023,399
53		QOOL
54	U.S.	PURPLE	87/226,656
55	U.S.	NO PRESSURE	87/057,091
56	U.S.	NO PRESSURE	87/070,760
57	U.S.	NO PRESSURE	87/226,882
58	U.S.	HYPER-ELASTIC POLYMER	87/057,122
59	U.S.	HYPER-ELASTIC POLYMER	87/070,748
60		TUBEGEL

All variations of the above.

Copyrights:

All copyright to www.edizone.com, logos, graphics, videos and any and all other marketing and promotional materials promoting EdiZONE’s technologies and services.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT. CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [**]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Tangible Assets:

All equipment, tooling, fixtures, samples, prototypes, signage, décor, etc. associated with Breathe, Qool, other gel than shared-wall-hollow-column-buckling gel, ribbed gel, and Flot, non-elastic or non-cushioning products and technologies, screed-molding, gel sawing, and non-Purple items. [**]

Tony's and Terry's office's and home office's computers, printers, software, and peripherals bought through 12/31/16.

Everything in the front conference room and front reception area not purchased by WonderGel, LLC.

Eagle sculpture.

Running off the page sculpture.

EdiZONE sunrise plaque art.

Any other artwork or decorative items not specifically containing the assigned trademarks.

Any items owned by employees whether or not contained in an office or work area (non-limiting examples are employee-owned computer items, office decorations, machine-shop tools).

Other:

Everything excluded by any employee in their employment-related agreements (a non-limiting example is an employee-excluded invention).

Everything supplied by and owned by suppliers and subcontractors (examples are the oil-related equipment supplied by a supplier and shipping-related computer software or hardware supplied by UPS or Fedex).

Everything not owned by EdiZONE or which EdiZONE is not free and clear to assign.

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